EYE CATCHING MARKETING CORP.

A Nevada Corporation

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Robert Hemmerling, President and Chief Executive Officer and Devinder Randhawa, Chief Financial Officer of Eye Catching Marketing Corp., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the annual report on Form 10-KSB of Eye Catching Marketing Corp. for the period ended September 30, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Eye Catching Marketing Corp.

Dated January 12, 2006

/s/ Robert Hemmerling

Robert Hemmerling,

President and Chief Executive Officer

Dated January 12, 2006

/s/ Devinder Randhawa

Devinder Randhawa,

Chief Financial Officer and Secretary